                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                       Date of Report: January 16, 2001

                       (Date of earliest event reported)


                             PurchasePro.com, Inc.

            (Exact name of Registrant as specified in its Charter)



                                    Nevada
                (State or other jurisdiction of incorporation)

     000-26465                                         88-0385401
(Commission File No.)                    (IRS Employer Identification Number)



          3291 North Buffalo Drive, Suite 2, Las Vegas, Nevada 89129
              (Address of principal executive offices) (Zip Code)


              Registrant's telephone number, including area code:
                                 (702)316-7000

                                      N/A
         (Former name or former address, if changed since last report)


Item 2.  Acquisition or Disposition of Assets

On January 16, 2001, PurchasePro.com, Inc. (the "Company") completed its acquisition of all the outstanding stock of Stratton Warren Software, Inc. ("Stratton Warren"), a Georgia corporation that designs and markets software for hotels, resorts, casinos, and other food service operations with purchasing, inventory and materials management requirements. Stratton Warren's principle assets include its intellectual property and software, in addition to numerous license and maintenance agreements with companies that license and use Stratton Warren's software. The Company intends to continue to use the assets of Stratton Warren to increase transactions and make Stratton Warren's software available to the Company's business members and private label marketplaces in the Company's global marketplace. The total consideration for the acquisition consisted of:

1. $1,500,000 in cash, payable on October 30, 2000, plus $3,500,000 used by Stratton Warren to redeem certain of its shares held by Andrew S. Anderson prior to completion of the acquisition (as described below),

2.   $9,000,000 in shares of Common Stock of the Company (541,353 shares), and

--------------------------------------------------------------------------------

3. $500,000 in cash deposited in escrow to secure indemnification obligations of Stratton Warren's sole shareholder, Ronald M. Dressin, to be distributed ninety days after the closing date.

The consideration for the outstanding stock of Stratton Warren was determined through arms-length negotiations.

The cash portion of the purchase price for the shares of Stratton Warren was provided from the Company's working capital.

Copies of the principle agreements relating to the foregoing acquisition are attached as exhibits to this Current Report on Form 8-K.

Prior to completion of the acquisition, Stratton Warren redeemed all outstanding shares of Stratton Warren held by Andrew S. Anderson for a total of $3,500,000 in cash, which amount was provided to Stratton Warren by the Company for such purpose. Stratton Warren's obligation to make such payment and redeem such shares was guaranteed by Ronald M. Dressin. Also, in connection with the acquisition, the Company entered into a non-competition and non-disclosure agreement with Mr. Dressin. After redemption of Mr. Anderson's shares, Mr. Dressin was the sole stockholder of Stratton Warren.



Item 7.  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired. Financial statements of Stratton Warren Software, Inc. will be filed by amendment to this Current Report on Form 8-K.

(b) Pro forma Financial Information. The pro forma financial information relating to the acquisition of Stratton Warren Software, Inc. by the registrant will be filed by amendment to this Current Report on Form 8-K.

(c)  Exhibits.


2.1 Stock Purchase Agreement, dated as of October 30, 2000, by and among PurchasePro.com, Inc., Stratton Warren Software, Inc. and Ronald M. Dressin.

99.1 Non-Competition and Non-Disclosure Agreement, dated as of October 30, 2000, by and between PurchasePro.com, Inc. and Ronald M. Dressin.

99.2 Guaranty of Ronald M. Dressin, dated as of October 30, 2000.

99.3 Release by Ronald M. Dressin, dated as of October 30, 2000.

99.4 Press Release of PurchasePro.com, Inc., dated as of January 17, 2001, announcing close of acquisition by PurchasePro.com, Inc. of Stratton Warren Software, Inc.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PURCHASEPRO.COM, INC.


Date: January 31, 2001                   By: /s/ Christopher P. Carton
                                             ________________________________
                                             Christopher P. Carton, President


--------------------------------------------------------------------------------

                               List of Exhibits



2.1 Stock Purchase Agreement, dated as of October 30, 2000, by and among PurchasePro.com, Inc., Stratton Warren Software, Inc. and Ronald M. Dressin.

99.1 Non-Competition and Non-Disclosure Agreement, dated as of October 30, 2000, by and between PurchasePro.com, Inc. and Ronald M. Dressin.

99.2  Guaranty of Ronald M. Dressin, dated as of October 30, 2000.

99.3  Release by Ronald M. Dressin, dated as of October 30, 2000.

99.4 Press Release of PurchasePro.com, Inc., dated as of January 17, 2001, announcing close of acquisition by PurchasePro.com, Inc. of Stratton Warren Software, Inc.


--------------------------------------------------------------------------------